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                                                                    EXHIBIT 10.2

                       UNIVERSAL TRUCKLOAD SERVICES, INC.

                           2004 STOCK INCENTIVE PLAN
                       ADOPTED BY BOARD DECEMBER 10, 2004
                   APPROVED BY SHAREHOLDERS DECEMBER 10, 2004
                      [TERMINATION DATE: DECEMBER 9, 2014]

1. PURPOSES.

      (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units,
(vii) Restricted Stock Units, (viii) Performance Share Bonuses, and (ix) Performance Share Units.

      (c) General Purpose. The Company, by means of this Plan, seeks to provide incentives for the group of persons eligible to receive Stock Awards to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

      (a) "Affiliate" means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "Beneficial Owner" means the definition given in Rule 13d-3 of the Exchange Act.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Change of Control" means the occurrence of any of the following events:

                  (i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates,


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            Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member), that will continue the business of the Company in the future;

                  (ii) A merger or consolidation involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, and (3) is not CenTra, Inc. or one of its affiliates, Manuel J. Moroun or one of his affiliates, Matthew T. Moroun or one of his affiliates, or any group in which any of the foregoing is a member, shall be excluded from the list of "shareholders of the Company immediately prior to such merger or consolidation" for purposes of the preceding calculation;

                  (iii) Any person or group (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member) is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (including by way of merger, consolidation or otherwise) and the representatives of CenTra, Inc. and its affiliates, Manuel
            J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member, individually or in the aggregate, cease to have the ability to elect a majority of the Board (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group);

                  (iv) A dissolution or liquidation of the Company.

      (e) "Code" means the Internal Revenue Code of 1986, as amended.

      (f) "Committee" means a committee of one or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Subsection 3(c) of the Plan.

      (g) "Common Stock" means the common shares of the Company.

      (h) "Company" means Universal Truckload Services, Inc., a Michigan corporation.

      (i) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services (including services which are deemed to be consulting or advisory services under applicable federal securities law) and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by

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the Company for their services as Directors or Directors who are compensated by the Company solely for their services as Directors.

      (j) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

      (k) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (l) "Director" means a member of the Board of Directors of the Company.

      (m) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Stock Awards, , unless otherwise defined in the applicable Stock Award agreement, "Disability" means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person's physical or mental incapacitation as to which the person or person's representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd)who shall make such determination in writing. The determination of Disability made in writing to the Company and the person shall be final and conclusive for all purposes of the Stock Awards.

      (n) "Employee" means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (p) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value

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      of a share of Common Stock shall be the last or closing selling price of the Common Stock as reported on such date on the Composite Tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted on a national securities exchange, the last or closing selling price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or if no sale of Common Stock shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Common Stock have been so reported or quoted shall be used.

            (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (r) "Listing Date" means the date on which the initial registration of the Company's Common Stock under the Securities Act becomes effective.

      (s) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (t) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (v) "Option " means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

      (w) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

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      (x) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (y) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director; or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (z) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (aa) "Performance Share Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Subsection 7(f) of the Plan.

      (bb) "Performance Share Unit" means the right to receive one (1) share of the Company's Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of performance share units. These Performance Share Units are subject to the provisions of Subsection 7(g).

      (cc) "Phantom Stock Unit" means the right to receive the value of one (1) share of the Company's Common Stock, subject to the provisions of Subsection 7(d) of the Plan.

      (dd) "Plan" means this Universal Truckload Services, Inc. 2004 Stock Incentive Plan.

      (ee) "Restricted Stock Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Subsection 7(a) of the Plan.

      (ff) "Restricted Stock Purchase Right," means the right to acquire shares of the Company's Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Subsection 7(b) of the Plan.

      (gg) "Restricted Stock Unit" means the right to receive one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. These Restricted Stock Units are subject to the provisions of Subsection 7(e).

      (hh) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule l6b-3, as in effect from time to time.

      (ii) "Securities Act" means the Securities Act of 1933, as amended.

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      (jj) "Stock Appreciation Right" means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company's Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right.

      (kk) "Stock Award" means any Option, Restricted Stock Bonus, Restricted Stock Purchase Right, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Subsection 1(b).

      (ll) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION.

      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Subsection 3(c).

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

            (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan or a Stock Award as provided in Section 13 of the Plan.

            (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

            (v) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of
      Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

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(c) Delegation to Committee.

      (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more individuals, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to
Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or the Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award. (Note 1: For instance, the Board or Committee may instead elect to comply with Rule 16b-3 by having the Board approve the Stock Award, by having the Company's shareholders approve or ratify the Stock Award, or designing the Stock Award so that the Common Stock must be held by the Participant for a period of at least six (6) months (in the case of the grant of a Option or SAR, at least six (6) months must elapse from the date of grant until the date of disposition of either (x) the Option or SAR, as applicable, or (y) the underlying Common Stock)). (Note 2: Under NASDAQ Marketplace Rule 4350(c) in effect as of the Listing Date, the grant of a Stock Award to the Company's chief executive officer and other executive officers must under virtually all circumstances must be either made by or recommended to the Board by either a majority of the independent directors or by a compensation committee comprised entirely of independent directors. Under NASDAQ Marketplace Rule 4200 in effect as of the Listing Date, an independent director is a person other than an officer or employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the independent exercise of judgment in carrying out the responsibilities of a director, which shall include certain categories of individuals listed in Rule 4200.)

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      (d) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

      (a) Share Reserve. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Five Hundred Thousand (500,000) shares.

      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason (i) expire or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. To the extent that a Stock Appreciation Right or Phantom Stock Unit granted under the Plan is redeemed by payment in cash rather than shares of Common Stock, the shares of Common Stock subject to the redeemed portion of the Stock Appreciation Right shall revert to and again become available for issuance under the Plan.

      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants, which shall include individual independent sales agents who provide services primarily to the Company and its Affiliates.

      (b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

      (c) Section 162(m) Limitation. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than One Hundred Thousand (100,000) shares of Common Stock during any fiscal year.

      (d) Consultants.

            (i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by

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      the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

            (ii) Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6. OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

            (a) Term. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

            (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory

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      Stock Option) (1) by delivery to the Company of other Common Stock, (2)
      according to a deferred payment or other similar arrangement with the Optionholder, including use of a promissory note (except for executive officers and Directors of the Company to the extent such loans and similar arrangements are prohibited under Section 402 of the Sarbanes-Oxley Act of
      2002), (3) pursuant to a "same day sale" program, or (4) by some combination of the foregoing. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest and contain such other terms and conditions necessary to avoid a charge to earnings for financial accounting purposes as a result of the use of such deferred payment arrangement.

            (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (g) Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. The provisions of this Subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

            (h) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but (i) for Incentive Stock Options, only within such period of time ending on the earlier of (A) the date three (3)

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      months following the termination of the Optionholder's Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement, and (ii) for Nonstatutory Stock Options, only within such period of time ending on the earlier of (A) the date specified in the Option Agreement, or (B) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Nothing in this Section 6(h) shall restrict the Board from amending an Incentive Stock Option in order to cause it to be treated as a Nonstatutory Stock Option.

            (i) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or
      (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

            (j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but (i) for Incentive Stock Options, only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination or (B) the expiration of the term of the Option as set forth in the Option Agreement, and (ii) for Nonstatutory Stock Options, only within such period of time ending on the earlier of (A) the date specified in the Option Agreement, or (B) the expiration of the term as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate. Nothing in this Section 6(j) shall restrict the Board from amending an Incentive Stock Option in order to cause it to be treated as a Nonstatutory Stock Option.

            (k) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or
      (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Subsection 6(e) or 6(f) of the Plan, but, (i) for Incentive Stock Options, only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement, and (ii) for Nonstatutory Stock Options, only within the period ending on the earlier of (A) the date specified in the Option Agreement, or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate. Nothing in this Section 6(k) shall restrict the Board from amending an Incentive Stock Option in order to cause it to be treated as a Nonstatutory Stock Option.

            (l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

      (a) Restricted Stock Bonus Awards. Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) Vesting. Vesting shall generally be based on the Participant's Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement.

      (b) Restricted Stock Purchase Rights. Each Restricted Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase agreements need not be identical, but each Restricted Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Purchase Price. The purchase price under each Restricted Stock Purchase agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase agreement. The purchase price shall not be less than eighty five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

            (ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase agreement shall be paid either:
      (i) in cash or by check at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

            (iii) Vesting. The Committee shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iv) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Purchase agreement.

            (v) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase agreement remains subject to the terms of the Restricted Stock Purchase agreement.

      (c) Stock Appreciation Rights. Two types of Stock Appreciation Rights ("SARs") shall be authorized for issuance under the Plan: (i) stand-alone SARs and (ii) stapled SARs.

            (i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

                  (a) The stand-alone SAR shall cover a specified number of
            underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

                  (b) The number of shares of Common Stock underlying each
            stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than eighty five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date.

                  (c) The distribution with respect to any redeemed stand-alone
            SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

            (ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

                  (a) Stapled SARs may only be granted concurrently with an
            Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

                  (b) Stapled SARs shall be redeemable upon such terms and
            conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and
            (ii).

                  (c) The distribution to which the holder of stapled SARs shall become entitled under this Section 7 upon the redemption of stapled SARs as described in Section 7(c)(ii)(b) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

      (d) Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

            (i) Phantom Stock Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement.

            (ii) The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

      (e) Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

      A Restricted Stock Unit is the right to receive one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests. Participants may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such restricted stock in a manner determined by the Board. When the Participant vests in such restricted stock, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Participant on his/her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

      Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) Vesting. Vesting shall generally be based on the Participant's Continuous Service. Shares of Common Stock awarded under the Restricted Stock Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Unit agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

      (f) Performance Share Bonus Awards. Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Bonus agreement. Failure to meet performance criteria shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

      (g) Performance Share Units. The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

      A Performance Share Unit is the right to receive one (1) share of the Company's Common Stock at the time the Performance Share Unit vests. Participants may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Participant on his/her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

      Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Committee shall have the discretion to provide that the Participant pay for such Performance Share Units with cash or other consideration permissible by law.

            (ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. Failure to meet performance criteria shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Performance Share Unit agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

8. COVENANTS OF THE COMPANY.

      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. CANCELLATION AND RE-GRANT OF OPTIONS.

      (a) Upon obtaining any approval of the shareholders of the Company required by applicable law or the listing requirements of the Nasdaq National Market System or any other securities exchange on which the Common Stock may then be traded, the Board shall have the authority to effect (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%) of Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% shareholder (as described in Subsection 5(b) of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

      (b) Shares subject to an Option canceled under this Section 10 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Subsection 5(c) of the Plan as provided under Section 162(m) of the Code and the regulations promulgated thereunder. The repricing of an Option under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Subsection 5(c) of the Plan. The provisions of this Subsection 10(b) shall be applicable only to the extent required by
Section 162(m) of the Code.

11. MISCELLANEOUS.

      (a) Acceleration of Exercisability and Vesting. The Board, (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting when it deems fit, such as upon a Change of Control. The Board or Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

      (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition of, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Subsection 4(a) above and the maximum number of securities subject to award to any person pursuant to Subsection 5(c) above, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of the securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) Adjustments Upon a Change of Control.

            (i) In the event of a Change of Control as defined in 2(d)(i) through 2(d)(iii), such as an asset sale, merger, or change in ownership of voting power, then any surviving entity or acquiring entity shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the ----- total number of shares then subject to such Stock Award, (2) continue the Stock Awards, or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit or similar award that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board or Committee shall not be obligated to treat all Stock Awards, even those which are of the same type, in the same manner under this Section 12(b).

            (ii) In the event of a Change of Control as defined in 2(d)(iv), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

13. AMENDMENT OF THE PLAN AND STOCK AWARDS.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

      (b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14. TERMINATION OR SUSPENSION OF THE PLAN.

      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the first to occur of the following: (1) the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier, or (2) the first meeting of the Company's shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering of the Company's common stock occurs (i.e., in most cases this will be the Annual Meeting of Shareholders occurring in 2008), but only if the Plan is not approved by the Company's shareholders at or prior to such meeting . No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Material Impairment of Rights. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15. EFFECTIVE DATE OF PLAN.

      The Plan shall become effective on the Listing Date, but no Option or Stock Appreciation Right shall be exercised or redeemed (or, in the case of any other form of Stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. CHOICE OF LAW.

      The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                       UNIVERSAL TRUCKLOAD SERVICES, INC.
                            2004 STOCK INCENTIVE PLAN

                 OPTION GRANT NOTICE: NONSTATUTORY STOCK OPTION

UNIVERSAL TRUCKLOAD SERVICES, INC. (the "Company"), pursuant to its 2004 Stock Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's common stock (the "Common Stock") set forth below (the "Option"). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, including but not limited to the substantial restrictions on resale set forth in detail in Section 13 of the Stock Option Agreement, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:                             ______________________________________

Date of Grant:                             [insert date of first day of trading]
                                          ______________________________________

Vesting Commencement Date:                 [insert date of first day of trading]
                                          ______________________________________

Number of Shares Subject to
Option ("Shares"):                        ______________________________________

Exercise Price (Per Share):                 [insert closing price on Nasdaq
                                               on first day of trading]
                                          ______________________________________

Total Exercise Price:                     ______________________________________

Expiration Date:                             [insert 7th anniversary of first
                                                  day of trading]
                                          ______________________________________

TYPE  OF OPTION:   Nonstatutory Stock Option

EXERCISE SCHEDULE: This Option may be exercised in full or in part at any time following the Date of Grant but in no event following the Expiration Date.

VESTING SCHEDULE:  100% of the Shares vest on the Vesting Commencement Date.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                   1.   By cash or check;

                   2. By delivery of already-owned shares if the Common Stock is publicly traded and if the Board (or Committee, as applicable) approves in writing this form of consideration at or prior to the time of the exercise of the Option; and/or

                   3. Pursuant to a "same-day sale" program under the terms established by the Company.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

      OTHER AGREEMENTS: ______________________________________

Optionholder acknowledges that if no other agreements are listed above, no other agreements on the subject hereof exist.

Optionholder further acknowledges by his or her signature below that he or she has selected one of the designated alternatives (or in the absence of any affirmative decision, delivery by mail) for the receipt of the Prospectus and other communications relating to the Plan and the Option. Optionholder understands that if he or she does not select any of the alternatives listed below, Optionholder will receive all such materials and communications by mail. By his or her signature below, Optionholder agrees it is his or her responsibility to notify the Company as to his or her mailing address so that Optionholder may receive any shareholder information to be delivered by mail.

_____ Optionholder will pick up communications regarding his or her Option, including the Prospectus, at a local Company site.

_____ Optionholder wishes the Company to mail to him or her any communications regarding his or her Option, including the Prospectus.

Optionholder should check one of the alternatives listed above. If none of the alternatives is selected, then the Company will generally deliver communications regarding the Option to him or her by mail.

UNIVERSAL TRUCKLOAD SERVICES , INC.:      OPTIONHOLDER:

By: ____________________________          By: ____________________________
             Signature                                Signature

Title:  ____________________________      Date: ____________________________

Date:  ____________________________

                                    EXHIBIT A

                       UNIVERSAL TRUCKLOAD SERVICES, INC.
                            2004 STOCK INCENTIVE PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

THIS OPTION AGREEMENT (including any exhibits hereto, the "Agreement") is made effective as of the Date of Grant (as set forth in the attached Option Grant Notice (including any exhibits thereto, the "Notice"), the terms of which Notice are hereby made a part of this Agreement) between Universal Truckload Services, Inc., a Michigan corporation (the "Company"), and the Optionholder named in the Notice.

                                R E C I T A L S:

WHEREAS, the Company has adopted the Universal Truckload Services, Inc. 2004 Stock Incentive Plan (including any exhibits thereto, the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined in this Agreement or in the Notice shall have the same meanings as in the Plan; and

WHEREAS, the Board (or the Committee, as applicable) has determined that it would be in the best interests of the Company and its shareholders to grant the Option provided for herein to the Optionholder pursuant to the Plan and the terms set forth herein and in the Notice.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Optionholder the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of that number of Shares set forth in the Notice, subject to adjustment from time to time pursuant to the provisions of Section 12 of the Plan. The purchase price per share of the Shares (the "Option Price") shall be the "Exercise Price (Per Share)" set forth in the Notice, subject to adjustment from time to time pursuant to the provisions of
Section 12 of the Plan. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with
Section 422 of the Internal Revenue Code of 1986, as amended.

2. Vesting. At any time, the portion of the Option which has become vested and exercisable pursuant to the Vesting Schedule set forth in the Notice is hereinafter referred to as the "Vested Portion." If the Optionholder's Continuous Service with the Company is terminated for any reason, the Option shall, to the extent not then vested, be canceled by the Company without consideration. The Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a) of this Agreement.

3.    Exercise of Option.

      (a)   Period of Exercise.

      Subject to the provisions of the Plan and this Agreement, the Optionholder may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

            (i) the seventh anniversary of the Date of Grant (i.e., the "Expiration Date" set forth in the Notice);

            (ii) two (2) months following the date of the Optionholder's termination of Continuous Service by the Company without Cause (other than as a result of death, Disability or Retirement) or by the Optionholder for any reason;

            (iii) the date of the Optionholder's termination of Continuous
                  Service by the Company for Cause;

            (iv) one (1) year following the date of the Optionholder's termination of Continuous Service as a result of death or Disability (as defined below);

            (v) eighteen (18) months following the date of the Optionholder's termination of Continuous Service as a result of death; and

            (vi) six (6) months following the date of the Optionholder's termination of Continuous Service as a result of Retirement (as defined below).

      (b)   Definitions. For purposes of this Agreement:

            (i) "Cause" shall mean (A) the Optionholder's continued failure substantially to perform the material duties of his office (other than as a result of total or partial incapacity due to physical or mental illness), (B) the embezzlement or theft by the Optionholder of the Company's property, (C) the commission of any act or acts on the Optionholder's part resulting in the conviction of such Optionholder of a felony under the laws of the United States, any state, or any country, (D) the Optionholder's willful malfeasance or willful misconduct in connection with the Optionholder's duties to the Company or any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates, or (E) a material breach by the Optionholder of the material terms of his employment agreement or any non-compete, non-solicitation or confidentiality provisions to which the Optionholder is subject. However, no termination shall be deemed for Cause under clause (A), (D) or (E) unless the Optionholder is first given written notice by the Company of the specific acts or omissions which the Company deems constitute grounds for a termination for Cause and is provided with at least 30 days after such notice to cure the specified deficiency.

            (ii) "Disability" shall mean the inability of the Optionholder to perform the principal duties of his employment or service with the Company as a result of a physical or mental illness, as determined by the opinion of two licensed physicians, one to be selected by the Company and one by the Optionholder or his authorized personal representative or guardian.

            (iii) "Retirement" shall mean the termination of Optionholder's employment on or after Optionholder attains the age of 65, either by the Company without Cause or voluntarily by the Optionholder.

      (c)   Method of Exercise.

            (i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office or its designee written notice of intent to so exercise in the form approved by the Company; provided that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan, and shall be accompanied by payment in full of the Option Price. The purchase price for the Shares as to which the Option is exercised shall be paid to the Company, at the election of the Optionholder, (A) in cash or its equivalent (e.g., by check) or (B) if there should be a public market for the Shares at such time, (1) and if the Board (or Committee, as applicable) approves in writing this form of consideration at the time of the exercise of the Option, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Optionholder for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles in order to avoid any additional compensation expense to the Company for financial reporting purposes), (2) partly in cash and partly in such Shares or (3) subject to such rules as may be established by the Committee, through the delivery of irrevocable instruments to a broker to sell all or a portion of such Shares and deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased (i.e., a "same day sale"). At the discretion of the Board, the Optionholder may pay the purchase price for the Shares in some combination of the foregoing. The Optionholder shall also be required to pay all withholding taxes relating to the exercise.

            (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, unless there is an available exemption from such registration, qualification or other legal requirements, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares that is required to comply with applicable state and federal securities or any ruling or regulation of any governmental body or national securities exchange or compliance with any other applicable federal, state or foreign law that the Committee shall in its sole discretion determine in good faith to be necessary or advisable.

            (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, and subject to the provisions of Section 13 below, the Company shall issue certificates in the Optionholder's name for such Shares. However, the Company shall not be liable to the Optionholder for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

            (iv) Should the Optionholder die while holding the Option, the Vested Portion of the Option shall remain exercisable by the Optionholder's executor or administrator, or the person or persons to whom the Optionholder's rights under this Agreement shall pass by will, by the laws of descent and distribution, or by beneficiary designation, as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Optionholder shall take rights herein granted subject to the terms and conditions hereof.

4. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Optionholder the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Optionholder or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

5. Transferability. The Option is exercisable only by the Optionholder during the Optionholder's lifetime and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Optionholder otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

6. Withholding. An Optionholder shall be required to pay to the Company or any Affiliate, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes.

7. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Optionholder will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

8. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Optionholder at the address appearing in the personnel records of the Company for the Optionholder or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

9. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

10. Option Subject to Plan. By entering into this Agreement, the Optionholder agrees and acknowledges that the Optionholder has received a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time in accordance with its respective terms, are hereby incorporated herein by reference. The Optionholder acknowledges that the Notice, this Agreement and the Plan set forth the entire understanding between the Optionholder and the Company regarding the Optionholder's rights to acquire the Shares subject to this Option and supersede all prior oral and written agreements with respect thereto, including, but not limited to, any other agreement or understanding between the Optionholder and the Company or an Affiliate relating to the Optionholder's Continuous Service and any termination thereof, his compensation, or his rights, claims or interests in or to shares of the capital stock of the Company. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

11. Amendments. The Committee at any time, and from time to time, may amend the terms of the Option; provided, however, that the rights under any Option shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing. Notwithstanding the foregoing, in the event that the Committee shall determine that it is desirable or appropriate to amend the Option in order to allow the Company to satisfy the requirements of the Securities and Exchange Commission for an exemption from the registration requirements under Section 12(g) of the Act, the Option may be amended for this purpose without having to obtain any consent from the Optionholder.

12. Forfeiture of Certain Bonuses and Profits. Per Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the chief executive officer and chief financial officer of the Company shall reimburse the Company for: (i) any bonus or other incentive-based or equity-based compensation received by that person from the Company during the twelve (12) month period following the first public issuance or filing with the Securities Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requirement and (ii) any profits realized from the sale of securities of the issuer during that twelve (12) month period.

13. Restrictions on Transfer. The Optionholder agrees that he or she will not transfer any Shares except as permitted under the terms of the Plan and this Agreement and in accordance with applicable law.

      (a) Sale of Shares. The Optionholder may not sell, or otherwise dispose of in an exchange, all or any part of the Shares purchased upon the exercise of the Option prior to the Expiration Date, except for a sale or exchange:

            (i) of that number of Shares sold in a "same day sale" program (as described in Section 3(c)(i)(B)(3) of this Agreement) in order to pay the Exercise Price per Share of the Shares purchased by the Optionholder;

            (ii) of that number of Shares sold in a "same day sale" program (as described in Section 3(c)(i)(B)(3) of this Agreement) in order to pay the applicable withholding taxes, if any, on the Shares purchased by the Optionholder;

            (iii) that has been approved in writing in advance by, and in the sole discretion of, the Board (or Committee, as applicable);

            (iv) following the termination of the Optionholder's Continuous Service as a result of the Optionholder's death, Disability or Retirement, in each case provided such sale or exchange has been approved in writing in advance by, and in the sole discretion of, the Board (or Committee, as applicable);

            (v) immediately prior to, or at any time following, the closing of a Change of Control transaction; or

            (vi)  following such time that (A) CenTra, Inc. and its affiliates,
                  (B) Manuel J. Moroun and his affiliates, and (C) Matthew T. Moroun and his affiliates, cease to be the Beneficial Owner (as such term is defined in Rule 13d-3 under the Exchange
                  Act), directly or indirectly, of at least 20% of the total voting power of the voting securities of the Company, including by way of merger, consolidation, tender or exchange offer or otherwise.

      (b) Other Transfers. The Optionholder may not transfer, or otherwise dispose of, in a non-taxable transaction any part of the Shares purchased upon the exercise of the Option prior to the Expiration Date without the prior written approval of the Board (or the Committee, as applicable), which shall generally impose the same restrictions on transfer of the Shares in the hands of the transferee as were imposed on the Optionholder at the time of such approved transfer.

      (c) Repurchase Option. In the event of any purported transfer of Shares which is in violation of the terms of this Agreement, such purported transfer shall be void and of no effect, and the Company shall have an option (the "Repurchase Option") to repurchase from the Optionholder all of the Shares subject to the purported transfer at a price equal to the lesser of (i) the Optionholder's Exercise Price for such Shares and (ii) the Fair Market Value of the Shares as of the date of the purported transfer, which Repurchase Option shall continue for a period of ninety (90) days after the Company receives written notice of the purported transfer, or such longer period as may be agreed to by the Company and the Optionholder. The

Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided herein. Such notice shall identify the number of Shares of Common Stock to be purchased and shall notify the Optionholder of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above. The Company shall be entitled to pay for any Shares of Common Stock purchased pursuant to its Repurchase Option at the Company's option in cash or by offset against any indebtedness owing to the Company by the Optionholder, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by the Optionholder.

      (d) Escrow. As security for the Optionholder's faithful performance of the terms of this Agreement and compliance with applicable law, as well as to ensure the availability for delivery of Optionholder's Shares upon the exercise of the Repurchase Option, the Optionholder agrees to deliver to and deposit with the Secretary of the Company or the Secretary's designee ("Escrow Agent") such documentation (including but not limited to escrow instructions and stock assignments) as reasonably requested by the Board (or the Committee, as applicable) to facilitate the intent of this Section 13, together with a certificate or certificates evidencing all of the Shares subject to the Repurchase Option, upon any exercise of the Option. The Shares, along with any stock dividends declared with respect to the Shares (which stock dividends shall also be treated as Shares for purposes of the restrictions of this Section 13), shall be held by the Escrow Agent in escrow until the earlier of the Expiration Date or until such time as the Optionholder is permitted by the Board (or the Committee, as applicable) to enter into a sale or transfer as described in this
Section 13.

      (e) Legends. Each certificate representing Shares will bear a legend or legends on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement or to reflect restrictions imposed under applicable securities and other law.

            (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT IN FAVOR OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT."

            (ii) Any legend required by applicable law, including applicable federal or state securities laws.

                                    EXHIBIT B

                       UNIVERSAL TRUCKLOAD SERVICES, INC.

                            2004 STOCK INCENTIVE PLAN

                                    EXHIBIT C

                  NOTICE OF EXERCISE: NONSTATUTORY STOCK OPTION

UNIVERSAL TRUCKLOAD SERVICES, INC.
12225 STEPHENS ROAD
P.O. BOX 2007
WARREN, MI 48089                                     Date of Exercise: _________

Ladies and Gentlemen:

      This constitutes notice under my stock option (the "Option") that I elect to purchase the number of shares for the price set forth below.

      Stock option dated:                       _________

      Number of shares as to which option is
      exercised:                                _________

      Certificates to be issued in name
      of:                                       _________

      Total exercise price:                     $________

      Cash or check payment delivered
      herewith:                                 $________

      Value of __________ shares of Company
      Common Stock delivered herewith(1):
                                                $________

By this exercise and as conditions precedent to the effectiveness of this exercise, I agree: (i) to execute the Attachments to this Notice of Exercise,
(ii) to provide such additional documents as you may require pursuant to the terms of the option grant notice and stock option agreement applicable to the Option (together, the "Option Agreement") and the Company's 2004 Stock Incentive Plan (the "Plan"), and (iii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option.

I hereby make the following certifications and representations with respect to the number of common shares of Universal Truckload Services, Inc. (the "Company") listed above (the "Shares"), which are being acquired by me for my own account (or otherwise in compliance with applicable law) upon exercise of the Option as set forth above:

      - In addition to any other restrictions on my ability to transfer the Shares under the terms of the Option, I understand and acknowledge that the Shares are subject to contractual restrictions that may prevent a resale of the Shares for up to one hundred and eighty
            (180) days following the time that the Company's stock becomes publicly traded unless the underwriters of such public offering determine otherwise.

      - I understand and acknowledge that the Shares (including any stock dividends declared thereon) are subject to contractual restrictions that may prevent a resale, exchange or other transfer of the Shares for up to seven (7)
--------
(1) Shares must meet the public trading requirements set forth in the Option. Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

            years following Date of Grant. I agree that the Company will impose stop-transfer instructions with respect to securities subject to the foregoing restriction through ____ __, 201[2].

      - If I am an officer and/or director of the Company, I have communicated with the Company to determine whether I am subject to
            Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and if so:

            - I have reviewed my transactions relative to Section 16 of the Exchange Act ("Section 16");

            - the Company has informed me that the grant of the Option is exempt from Section 16(b) of the Exchange Act either because
                  (i) it was approved by the Company's board of directors or a committee of the board of directors that is composed solely of two or more "non-employee directors" (as that term is defined in the rules issues under Section 16), or (ii) I have held the Option for six months or more, and, therefore, this transaction may not be matched with a non-exempt purchase; and

            - I understand that the filing of a Form 4 with the U.S. Securities and Exchange Commission will be required because of this transaction.

      - I understand that if I am an officer and/or director of the Company, I may be deemed an "affiliate" of the Company and am therefore subject to certain of the conditions set forth in Rule 144 of the Securities Act.

      - I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Option Agreement, the Company's Amended and Restated Articles of Incorporation, the Company's Amended and Restated Bylaws and/or applicable securities laws. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

      - I do not have access to, nor am I aware of, any nonpublic, material information regarding the Company that could or has influenced my decision to purchase and/or sell these Shares.

      - I further acknowledge that I have received a copy of the prospectus prepared by the Company, which provides information regarding the Company, the Plan and the Shares.

      - I represent that I am entitled to exercise the Option with respect to the number of Shares that I wish to purchase hereby.

Very truly yours,

___________________________________
         (Signature)

___________________________________
         (Print Name)

ATTACHMENTS:

I.    Notice of Tax Consequences
II.   Form of Assignment Separate from Certificate
III.  Form of Joint Escrow Instructions

                                  Attachment I

                           Notice of Tax Consequences

Set forth below is a brief summary, as of the Date of Grant, of certain United States federal tax consequences to the individual named on the Notice of Exercise (the "Optionholder") to which this Attachment I is attached of the exercise of the nonstatutory stock option (the "Option") awarded to the Optionholder pursuant to the Universal Truckload Services, Inc. 2004 Stock Incentive Plan (the "Plan") and the Nonstatutory Stock Option Agreement (the "Agreement") to which the Notice of Exercise is attached. Capitalized terms not otherwise defined in this Notice of Tax Consequences shall have the same meanings as in the Agreement.

1. Timing of Taxation; Withholding. The Optionholder understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date all material restrictions on transferability or substantial risks of forfeiture on the Shares lapse. In this context, a "substantial risk of forfeiture" may include the right of the Company to buy back the Shares pursuant to its Repurchase Option as described in Section 13 of the Agreement. At the time that the Optionholder recognizes the ordinary income, the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligation of the Company under the Plan to issue the Shares and perform related tasks are conditioned on the Optionholder making arrangements for the payment of any such taxes.

2. Section 83(b) Election. The Optionholder understands that the Optionholder may elect to be taxed at the time the Shares are purchased, rather than when and as the restrictions described above expire, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. Even if the fair market value of the Shares at the time of the exercise of the Option equals the amount paid for the Shares, the 83(b) Election must be made to avoid the recognition of income under
Section 83(a) in the future. The Optionholder understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for the Optionholder.

3. Acknowledgement. THE OPTIONHOLDER ACKNOWLEDGES THAT THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION WITH RESPECT TO PURCHASE OF THE SHARES UNDER THE AGREEMENT, AND DOES NOT PURPORT TO BE COMPLETE, AND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. The Optionholder further acknowledges that the Company has directed the Optionholder to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which the Optionholder may reside, and the tax consequences of the Optionholder's death. The Optionholder acknowledges that it is the Optionholder's sole responsibility, and not the Company's, to timely file the 83(b) Election, even if the Optionholder requests the Company or its representative to make the 83(b) Election on the Optionholder's behalf.

4. By signing this Attachment, the Optionholder represents that he has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Attachment and the Agreement, and that he is relying solely on such advisors and not any statements or representations of the Company or any of its agents. The Optionholder understands and agrees that he (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by the Attachment and the Agreement.

Dated:_______________, ____ Signature:____________________________

                                  Attachment II

                  Form of Assignment Separate from Certificate

      FOR VALUE RECEIVED and pursuant to that certain Nonstatutory Stock Option Agreement and Notice of Exercise, _________________ hereby sells, assigns and transfers unto Universal Truckload Services, Inc., a Michigan corporation (the "Company" or the "Assignee"), _______________________ (___________) shares of the Common Stock of the Assignee ("Shares"), standing in the undersigned's name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint __________________________ as attorney-in-fact to transfer the said stock on the books of the within named Assignee with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Nonstatutory Stock Option Agreement and Notice of Exercise (to which this document is attached) (collectively, the "Agreement"), in connection with the reacquisition of the Shares issued to the undersigned pursuant to the Agreement, and only to the extent that such Shares remain subject to the Assignee's rights to reacquire the shares under the Agreement.

Dated:_______________, ____ Signature:____________________________
























INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to return the shares to the Company in the event the Optionee forfeits any of such shares as set forth in the Agreement, without requiring additional signatures on the part of the Optionee. THREE (3) COPIES of this Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. _____.

                                 Attachment III

                        Form of Joint Escrow Instructions

[Date]

Attn: Corporate Secretary
Universal Truckload Services, Inc.
12225 Stephens Road
P.O. Box 2007
Warren, MI 48089

Dear Sir/Madam:

      As Escrow Agent for both Universal Truckload Services, Inc., a Michigan corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the "Plan" and "Option Agreement" (as referenced in the Notice of Exercise to which this document is attached), in accordance with the following instructions:

      1. In the event that Recipient attempts to transfer the Shares in violation of the provisions of Section 13 of the Option Agreement, and if the Company or its assignee elects to exercise its Repurchase Option as described therein, the Company or its assignee will give to Recipient and you a written notice specifying that the Shares shall be transferred as described in the Recipient's Option Agreement or other applicable governing documents. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      At the closing, you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares of stock to be transferred, to the Company or other proper transferee.

      2. In the event that Recipient does not attempt to transfer the Shares at any time during the period in which the Company holds the Repurchase Option, or that Recipient is permitted to execute a transfer by the Board in accordance with Section 13 of the Option Agreement, then when all other applicable restrictions lapse, and when certain requirements are satisfied, the Company or its assignee will give to Recipient and you a written notice specifying that the appropriate number of Shares shall be transferred to the Recipient or his authorized assignee along with any cash or in-kind dividends declared subsequent to the date hereof and which relate to such Shares. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      At the closing, you are directed to deliver a certificate evidencing the appropriate number of Shares, together with any cash or in-kind dividends declared subsequent to the date hereof and which relate to such Shares, to the Recipient or his authorized assignee.

      3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing Shares to be held by you hereunder and any additions and substitutions to said Shares as specified in the Option Agreement. Recipient does hereby irrevocably constitute and appoint you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and to complete any transaction herein contemplated.

      4. This escrow shall terminate upon the latest to occur of (i) the expiration of the term of the Company's Repurchase Option, and (ii) the date on which all contractual restrictions or requirements set forth in the Plan or in the documents evidencing the restrictions applicable to the Shares lapse or are satisfied as determined by the Company.

      5. If, at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Option Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel, including but not limited to Simpson Thacher & Bartlett LLP, and other experts as you may deem necessary to advise you in connection with your obligations hereunder, and you may rely upon the advice of such counsel, and may pay such counsel reasonable compensation for such advice.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Corporate Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail (or upon deposit with another delivery service), with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days' written notice to each of the other parties hereto:

      COMPANY:                            Universal Truckload Services, Inc.
                                          12225 Stephens Road
                                          P.O. Box 2007
                                          Warren, MI  48089
                                          Attn:  General Counsel

      RECIPIENT:                          _________________
                                          _________________
                                          _________________
                                          _________________

      ESCROW AGENT:                       Universal Truckload Services, Inc.
                                          12225 Stephens Road
                                          P.O. Box 2007
                                          Warren, MI  48089
                                          Attn:  Corporate Secretary

      16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Notice of Exercise.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Stock Option Agreement, the Notice of Exercise and these Joint Escrow Instructions in whole or in part.

                                          Very truly yours,

                                          UNIVERSAL TRUCKLOAD SERVICES, INC.

                                          By:___________________________________

                                          RECIPIENT

                                          ______________________________________
                                          [Participant's Name]

ESCROW AGENT:

By:___________________________________

NAME: ________________________________